UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2021
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01.  Entry into a Material Definitive Agreement.

On April 30, 2021, PG&E Corporation entered into an Equity Distribution Agreement (“Equity Distribution Agreement”) with Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as sales agents and as forward sellers (in such capacities as applicable, the “Agents” and the “Forward Sellers”, respectively), and Barclays Bank PLC, Bank of America, N.A., Credit Suisse Capital LLC and Wells Fargo Bank, National Association, as forward purchasers (the “Forward Purchasers”), establishing an at the market equity distribution program, pursuant to which PG&E Corporation, through the Agents, may offer and sell from time to time shares of PG&E Corporation’s common stock, no par value, having an aggregate gross sales price of up to $400,000,000. PG&E Corporation has no obligation to offer or sell any common stock under the Equity Distribution Agreement and may at any time suspend offers under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares of common stock by PG&E Corporation to or through the Agents, PG&E Corporation may enter into forward sale agreements pursuant to master forward confirmations to be entered into between the Corporation and the relevant Forward Purchaser, a form of which is attached to the Equity Distribution Agreement as Exhibit D thereto (each, a “Master Forward Confirmation”), and related supplemental confirmations to be entered into between PG&E Corporation and the relevant Forward Purchaser pursuant thereto (collectively, the “Forward Sale Agreement”). In connection with any Forward Sale Agreement, the relevant Forward Purchaser will borrow shares from third parties and, through its affiliated Forward Seller, offer a number of shares of common stock equal to the number of shares of common stock underlying the particular Forward Sale Agreement.

In no event will the aggregate number of shares of common stock sold through the Agents or the Forward Sellers under the Equity Distribution Agreement and under any Forward Sale Agreement have an aggregate gross sales price in excess of $400,000,000.

Each Sales Agent will receive from a commission at a mutually agreed rate of up to 1.00% of the gross offering proceeds for any shares of common stock sold through it as Sales Agent under the Equity Distribution Agreement with us. The remaining sales proceeds, after deducting transaction fees, transfer taxes or similar taxes or fees imposed by any governmental, regulatory or self-regulatory organization in connection with the sales, will equal the net proceeds for the sale of such shares.

In connection with each Forward Sale Agreement, we will pay the relevant Forward Seller, in the form of a reduced initial forward sale price payable by such Forward Purchaser under the related Forward Sale Agreement, commissions of up to 1.00% of the volume weighted average of the gross sales prices of all borrowed shares of common stock sold by it as a Forward Seller during the applicable period of trading days.

The forward sale price per share under each Forward Sale Agreement will initially equal the product of (1) an amount equal to one minus the applicable forward selling commission and (2) the volume-weighted average price per share at which the borrowed shares of common stock were sold pursuant to the Equity Distribution Agreement by the relevant Forward Seller. Thereafter, the forward sale price will be subject to adjustment as described in the Forward Sale Agreement. Any Forward Sale Agreement will provide that the forward sale price, as well as the sales prices used to calculate the initial forward sale price, will be subject to increase or decrease based on a floating interest rate factor equal to the overnight bank funding rate, less a spread, and subject to decrease by amounts related to expected dividends on the common stock during the term of the particular Forward Sale Agreement. If the overnight bank funding rate is less than the spread for the particular Forward Sale Agreement on any day, the interest factor will result in a daily reduction of the forward sale price.

PG&E Corporation will not initially receive any proceeds from the sale of borrowed shares of common stock by a Forward Seller. PG&E Corporation will receive proceeds upon future physical settlement of the relevant Forward Sale Agreement on dates specified by PG&E Corporation on or prior to the maturity date of the relevant Forward Sale Agreement. If PG&E Corporation elects to physically settle any Forward Sale Agreement by issuing and delivering shares of common stock, it will receive an amount of cash from the relevant Forward Purchaser equal to the product of the forward sale price per share under such Forward Sale Agreement and the number of shares of common stock underlying such Forward Sale Agreement subject to physical settlement.

Although PG&E Corporation expects to settle any Forward Sale Agreement with a full physical settlement, it may, except in limited circumstances, elect a cash or net share settlement for all or a portion of its obligations under such Forward Sale Agreement. If PG&E Corporation elects to cash settle or net share settle a Forward Sale Agreement, PG&E Corporation may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and PG&E Corporation may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser.

PG&E Corporation intends to use the net proceeds from any sales of shares of common stock pursuant to the Equity Distribution Agreement and the net proceeds, if any, from the settlement of any Forward Sale Agreement for general corporate purposes, including equity contributions to Pacific Gas and Electric Company (the “Utility”).

Sales of shares of common stock, if any, may be made by any method or payment permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including by means of ordinary brokers’ transactions on the New York Stock Exchange or otherwise at market prices prevailing at the time of sale or at prices related to the prevailing market prices or at negotiated prices, in block transactions, or as otherwise agreed with the applicable Sales Agent pursuant to an amended and restated Equity Distribution Agreement. Any shares of common stock offered under the at the market equity distribution program will be offered pursuant to PG&E Corporation’s Registration Statement on Form S-3ASR (No. 333‑253630-01) (the “Registration Statement”), which initially became effective on February 26, 2021.

PG&E Corporation, any Sales Agent or any Forward Purchaser may at any time suspend an offering of Shares pursuant to the terms of the Equity Distribution Agreement upon proper notice to the other.

The foregoing descriptions of the Equity Distribution Agreement and the Master Forward Confirmations do not purport to be complete and are qualified in their entirety by reference to the Equity Distribution Agreement, which is filed as Exhibit 1.1 hereto, including the form of Master Forward Confirmation attached as Exhibit D thereto, which is incorporated herein by reference.  For further information concerning the equity distribution program, refer to the exhibits attached to this report.

The Sales Agents, Forward Sellers Forward Purchasers and their respective affiliates have in the past performed commercial banking, investment banking and advisory services for PG&E Corporation from time to time for which they have received customary fees and reimbursement of expenses and may, from time to time, engage in transactions with and perform services for PG&E Corporation in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number                Description
Exhibit 1.1
Equity Distribution Agreement, dated April 30, 2021, by and among PG&E Corporation, Barclays Capital Inc., BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC, as the sales agents and forward sellers, and Barclays Bank PLC, Bank of America, N.A., Credit Suisse Capital LLC and Wells Fargo Bank, National Association, as the forward purchasers

Exhibit 5.1	Opinion of Hunton Andrews Kurth LLP
Exhibit 23.1	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.1)
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the use of the net proceeds from any sales of shares of common stock and potential settlement of any Forward Sale Agreement.  These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties.  In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation’s and the Utility’s annual report on Form 10-K for the year ended December 31, 2020, their joint quarterly report on Form 10-Q for the quarter ended March 31, 2021 and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov.  PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: April 30, 2021	By:	/s/ CHRISTOPHER A. FOSTER
		Name:	Christopher A. Foster
		Title:	Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: April 30, 2021	By:	/s/ DAVID S. THOMASON
		Name:	David S. Thomason
		Title:	Vice President, Chief Financial Officer and Controller